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                                MORO CORPORATION
                             2000 STOCK OPTION PLAN

         1. Purpose. The purpose of the Moro Corporation 2000 Stock Option Plan is to provide an incentive to key Employees, consultants and directors of the Company who are in a position to contribute materially to the long-term success of the Company, to increase their interest in the Company's welfare, and to aid in gaining the services of Employees, consultants and directors of outstanding ability who will contribute to the Company's success.

         2. Definitions.

            2.1 "Affiliate" means any entity other than a Subsidiary in which Moro has a substantial direct or indirect equity interest, as determined by the Board.

            2.3 "Board" means the Board of Directors of Moro.

            2.4 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include any successor to such section.

            2.5 "Committee" means the committee described in Section 5.

            2.6 "Common Stock" means Moro common stock, par value $.001 per share, or such other class or kind of shares of capital stock or other securities as may result from the application of Section 7 hereof.

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            2.7 "Company" means Moro and its subsidiaries, collectively, including any successor to any thereof.


            2.8 "Effective Date" shall have the meaning assigned to it in
Section 13.1.

            2.9 "Eligible Consultant" means a consultant retained to provide bona fide services to, and who is not an employee of Moro or any of its Subsidiaries.

            2.10 "Eligible Director" means each director of Moro who is not an employee of Moro or any of its Subsidiaries.

            2.11 "Employee" means an officer or key employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

            2.12 "Fair Market Value" means, on any given date, the mean between the high and low prices of actual sales of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date, or, if the Common Stock was not so listed, the fair market value of the stock as determined by the Committee on the basis of a review of the facts and circumstances presented to and reviewed by the Committee.

            2.13 "Grant Date" means the date on which an Option is granted.

            2.14 "Holder" means an Employee, Eligible Director or Eligible Consultant to whom an Option is made.

            2.15 "Incentive Stock Option" or "ISO" means an Option

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intended to meet the  requirements of an  incentive stock option as defined in
Section 422 of the Code and designated as such.

            2.16 "Moro" means Moro Corporation, a Delaware corporation and any successor thereto.

            2.17 "1933 Act" means the Securities Act of 1933, as amended.

            2.18 "1934 Act" means the Securities Exchange Act of 1934, as amended.

            2.19 "Non-Qualified Option" or "NQO" means an Option not intended to be an Incentive Stock Option, and designated as a Non- Qualified Option.

            2.20 "Option" means any stock option granted by the Committee pursuant to this Plan.

            2.21 "Outside Director" means a member of the Board who is an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and applicable Treasury Regulations thereunder.

            2.22 "Plan" means the Moro Corporation 2000 Stock Option Plan herein set forth, as amended from time to time.

            2.23 "Retirement" means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable retirement plan of the employing entity or as otherwise determined by the Board.

            2.24 "SEC" means the United States Securities and Exchange
Commission.

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            2.25 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2.26 "Ten Percent Stockholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

         3. Shares of Stock Subject to the Plan.

            3.1 Subject to adjustment as provided in Section 7, the aggregate maximum number of shares of Common Stock for which Options may be issued under the Plan shall be 300,000 shares.

            3.2 Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Options under the Plan. If any shares subject to any Option granted hereunder are forfeited or such Option otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Option, to the extent of any such forfeiture or termination, shall again be available for

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Options under the Plan.

         4. Eligibility. Any Employee, Eligible Director and Eligible Consultant is eligible to receive an Option. Notwithstanding the prior sentence, an Incentive Stock Option shall not be granted to (a) a Ten Percent Stockholder except on such terms concerning the option price and period of exercise as are provided in subsections 6.2 and 6.3 hereof, or (b) an employee of an Affiliate or to an Eligible Director or Eligible Consultant.

         5. Administration of Plan.

            5.1 The Plan shall be administered and interpreted by the Committee, which shall have full authority to act in selecting Employees, Eligible Directors and Eligible Consultants to whom Options will be made, in determining the type and amount of Options to be granted to each such Holder, the terms and conditions of Options and the terms of agreements which will be entered into with Holders in connection with Options. The Committee shall be the Board or in the alternative, such individuals to be appointed by the Board and in such event the Committee shall be composed solely of two or more non-employee members of the Board, each of whom is an Outside Director.

            5.2 The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock or some combination thereof;

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to determine whether, to what extent and under what extent and under what circumstances an Option is made; and to determine the effect, if any, of a change in control of the Company upon outstanding Options.

            5.3 The Committee shall have the power to adopt regulations for carrying out the Plan and to make such changes in such regulations as it shall from time to time deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend any existing Option in order to carry out the purposes of the Plan so long as such amendment does not deprive the Holder of any benefit granted by the Option and so long as the amended Option comports with the terms of the Plan. Amendments adverse to the interests of the Holder must be approved by the Holder. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Plan participants.

            5.4 The Committee may condition the vesting of any Option upon the Holder's achievement of a Performance Goal that is established by the Committee before or at the time of the grant of the Option. For this purpose, a "Performance Goal" shall mean a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Option) based upon: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or

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Affiliates (or any business unit thereof), (iii) sales by the Company, its
Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on stockholder equity of the Company, or (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof) The Committee shall have discretion to determine the specific targets with respect to each of these categories of the Performance Goals. Before the vesting of an Option subject to this section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

         6. Options. Options give a Holder the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

            6.1 Option Grants: Options shall be evidenced by Option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable, including conditioning the vesting of Options upon achievement of Performance Goals specified in the Option agreements.

            6.2 Option Price: The price per share at which Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall, in no case, be less than 100% of the Fair

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Market Value on the Grant Date. In the case of any ISO granted to a Ten Percent
Stockholder, the option price per share shall not be less than 110% of the Fair Market Value on the Grant Date.

            6.3 Term of Options: The Option agreement shall specify when an Option may be exercisable and the terms and conditions applicable thereto and whether the Option is an ISO or an NQO. The term of an Option shall in no event be longer than ten years (five years in the case of an ISO granted to a Ten Percent Stockholder), and no Option may be exercisable earlier than six months from the Grant Date, if required under Rule 16b-3 of the 1934 Act.

            6.4 Incentive Stock Options: Each provision of the Plan and each Option agreement relating to an ISO shall be construed so that each ISO shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Option agreement thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by
Section 422(b) of the Code. ISO's may not be granted to employees of Affiliates or to an Eligible Director or Eligible Consultant.

            6.5 Restriction on Transferability: No Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death

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of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Option only in accordance with this
Section 6.

            6.6 Payment of Option Price: The Option price of the shares of stock payable upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in shares of Common Stock valued at Fair Market Value on the date of exercise or by consideration in such other form as may be permitted under the terms on which the Option is granted. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

            6.7 Termination by Death: If a Holder's employment by the Company, a subsidiary or an Affiliate terminates, or if a Holder who is an Eligible Director or an Eligible Consultant ceases to be such a director or a consultant (as the case may be), by reason of death, any Option held by such Holder may thereafter be exercised, to the extent exercisable at the time of death or on such accelerated basis as the Committee may determine at or after

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grant, by the legal representative of the Holder until the earlier to occur of the expiration of (a) the period of six months from the date of death or (b) the stated term of such Option.

            6.8 Termination by Reason Other than Death: If a Holder's employment by the Company, a Subsidiary or an Affiliate terminates, or if a Holder who is an Eligible Director or an Eligible Consultant ceases to be such a director or a consultant (as the case may be), for any reason whatsoever other than death, including by reason of disability (as determined by the Committee) or Retirement, or with or without cause, voluntary resignation, or otherwise, any Option held by such Holder may thereafter by exercised by the Holder (or, where appropriate, the Holder's legal representative), to the extent exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, until the earlier to occur of the expiration of (a) the period of three months from the date of termination or (b) the stated term of such Option; provided, however, that if the Holder dies during the three-month period after any such termination, the Option may be exercised only until the end of such three-month period.

            6.9 Forfeiture: Notwithstanding any other provision of this Plan,
(a) if a Holder's employment relationship with the Company is terminated, or if a Holder who is an Eligible Director or an Eligible Consultant ceases to be such

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a director or consultant by action of the Company pursuant to the cause termination provisions of an employment, consulting or other applicable agreement, or (b) if the Holder's employment relationship with the Company is terminated, or if a Holder who is an Eligible Director or an Eligible Consultant ceases to be such a director or consultant, and the Committee makes a determination that the Holder (1) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of the Holder's employment, directorship, or consulting relationship, or (2) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company, or (3) has made an unauthorized disclosure of trade secrets of confidential information of the Company, or (4) has breached any confidentiality agreement or non- competition agreement with the Company in any material respect, then, at the election of the Committee, all unexercised Options held by the Holder (whether or not then exercisable) shall be terminated. In the event of such an election by the Committee, in addition to immediate termination of all unexercised Options, the Holder shall forfeit all Common Stock for which the Company has not yet delivered stock certificates to the Holder and the Company shall refund to the Holder the exercise price paid to it upon exercise of the Options with respect to such Common Stock. Notwithstanding anything to the contrary herein, the Company may

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withhold delivery of stock certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

            6.10 Limit of ISOs: Notwithstanding any other provisions hereof, the aggregate fair market value (determined on the Grant Date), of the Common Stock with respect to which ISOs are exercisable for the first time by the Employee during any calendar year (under all such plans of the Company) shall not exceed $100,000.

         7. Adjustments Upon Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of Moro affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan for which Options may be issued and such adjustments to outstanding Options as it determines appropriate. No fractional shares of stock shall be issued pursuant to such an adjustment, but an amount equivalent to the portion of Fair Market Value attributable to any such fractional shares shall, where appropriate, be paid in cash to the Holder.

         8. Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date (i.e., July 31, 2010) unless the Plan is terminated earlier by the

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Board or is extended by the Board with the approval of the stockholders.
Termination of the Plan pursuant to this Section 8 shall not affect Options outstanding under the Plan at the time of termination.

         9. Amendment of the Plan. The Committee may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Committee may not, without obtaining approval within twelve months before or after such action by such vote of stockholders as may be required by Delaware law for any action requiring stockholder approval, or by a majority of votes cast at a duly held stockholders meeting at which a majority of all voting stock is present and voting such amendment, either in person or in proxy (but not, in any event, less than the vote required pursuant to Rule 16b-3(b) under the 1934 Act):

            9.1 Increase (except as provided in Section 7) the total number of shares available for issuance pursuant to the Plan;

            9.2 Change the class of persons eligible to be Holders or materially modify the eligibility requirements for participation in the Plan;

            9.3 Modify the categories of Performance Goals set forth in Section 5.4.;

            9.4 Extend the expiration date of the Plan;

            9.5 Decrease the minimum option price of an Option granted under the Plan;

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            9.6 Change the provisions of this Section 9; or

            9.7 Effect other change for which stockholder approval would be required under Rule 16b-3 under the 1934 Act or any successor provision promulgated by the SEC. No outstanding Option shall be affected by any such amendment without the written consent of the Holder or other person then entitled to exercise such Option.

         10. Non-Assignability. Except as specifically provided hereunder, Options may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Option shall be forfeited.

         11. Limited Liability; Indemnification.

            11.1 To the maximum extent permitted by Delaware law, neither the Company, the Board, or the Committee nor any of its members, shall be liable for any action or determination made with respect to this Plan.

            11.2 In addition to such other rights of indemnification that they may have, the members of the Board and the Committee shall be indemnified by the Company to the maximum extent permitted by Delaware law against any and all liabilities and expenses incurred in connection with their service in such capacity.

         12. Securities Law.

            12.1 In General: The Committee shall have the power to make each Option grant under the Plan subject to such conditions as

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it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act or the 1934 Act, including Rule 16b-3 (or any similar rule) of the SEC.

            12.2 Acknowledgment of Securities Law Restrictions on Exercise: To the extent required by the Committee, unless the Common Stock subject to the Option are covered by a then current registration statement or a Notification under Regulation A under the 1933 Act, each notice of exercise of an Option shall contain the Holder's acknowledgment in form and substance satisfactory to the Committee that:

                 (i) the Common Stock subject to the Option are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to Moro, may be made without violating the registration provisions of the 1933 Act);

                 (ii) the Holder has been advised and understands that (A) the Common Stock subject to the Option have not been registered under the 1933 Act and are "restricted securities" within the meaning of Rule 144 under the 1933 Act and are subject to restrictions on transfer and (B) Moro is under no obligation to register the Common Stock subject to the Option under the 1933 Act or to take any action which would make available to the Holder any exemption from such registration;


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                 (iii) the certificate evidencing the Common Stock
may bear a restrictive legend; and

                 (iv) the Common Stock subject to the Option may not be transferred without compliance with all applicable federal and state securities laws.

         13. General Provisions.

            13.1 The Plan shall be effective as of August 1, 2000 ("Effective Date"). Any Option granted before the approval of the Plan by the stockholders of Moro shall be expressly conditional upon, and shall not be excisable until, such approval. If such stockholder approval is not received within twelve months prior to or after such Effective Date, all Options granted under the Plan shall expire.

            13.2 Nothing contained in the Plan, or an Option granted pursuant to the Plan, shall confer upon an Employee any right with respect to continuance of employment by the Company, a Subsidiary or an Affiliate or upon any Eligible Director or Eligible Consultant any right with respect to continuance of Board service or the consulting arrangement (as the case may be), nor interfere in any way with the right of the Company, a Subsidiary or an Affiliate, as appropriate, to terminate such relationships at any time.

            13.3 For purposes of this Plan, transfer of employment between Moro and any Subsidiary shall not be deemed termination of employment.

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            13.4 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable federal, state, local or foreign withholding taxes. In the case of exercise of Options, Moro shall at the election of the Holder, have the right to retain the number of shares of Common Stock whose aggregate Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing such Options shall contain appropriate provisions to effect withholding in this manner.

            13.5 To the extent that federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.



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